UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2008

BPO MANAGEMENT SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28560	22-2356861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 N. Hancock Street, Suite 200, Anaheim, California 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (714) 974-2670

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01  Entry into a Material Definitive Agreement.

Through amendments to each of our Series J Warrants to Purchase Shares of Preferred Stock (“Series J Warrants”) issued to the seven institutional investors who purchased shares of our Series D Convertible Preferred Stock on June 13, 2007 (which Series J Warrants were issued in connection with such share purchases), we voluntarily reduced the per-share warrant exercise price payable upon exercise by any such investor of its Series J Warrant from $14.40 to $9.60, effective only for exercises thereof during the period between March 24, 2008 and April 18, 2008, which period our board of directors subsequently extended to April 25, 2008 (the “Reduced Warrant Price Period”). This reduced warrant exercise price applied for all remaining, unexercised Series J Warrants then held by each such institutional investor, and the original exercise price of $14.40 per share automatically re-applies to any Series J Warrants not exercised at the reduced price during the Reduced Warrant Price Period. These amendments were made because we determined that we would provide another enhanced opportunity to obtain financing from these seven institutional investors.

We also amended each of our Series C Warrants to Purchase Shares of Common Stock (“Series C Warrants”) and Series D Warrants to Purchase Shares of Common Stock (“Series D Warrants”), all of which were also issued in connection with such purchases of our Series D Convertible Preferred Stock on June 13, 2007 to these seven institutional investors, to provide that, in the event that such institutional investor exercised any portion of its Series J Warrant during the Reduced Warrant Price Period, the per-share warrant exercise price payable upon exercise of its Series C Warrant would be reduced from $1.35 to $0.01 and the per-share warrant exercise price payable upon exercise of its Series D Warrant would be reduced from $1.87 to $0.01 for the same percentage of such investor’s original Series C Warrants and Series D Warrants as the percentage of Series J Warrants then exercised by such investor during the Reduced Warrant Price Period. For example, if an institutional investor exercised one-quarter (1/4) of its Series J Warrants during the Reduced Warrant Price Period, the per-share exercise price for its Series C Warrant and Series D Warrant would be so reduced for one-quarter (1/4) of its original Series C Warrant and Series D Warrant. Any applicable reduced warrant exercise price for the Series C Warrants and Series D Warrants would apply for the remainder of their respective terms.

Each of the Series A Warrants to Purchase Shares of Common Stock (“Series A Warrants”), Series B Warrants to Purchase Shares of Common Stock (“Series B Warrants”), Series J Warrants, Series C Warrants, and Series D Warrants provides that such warrants may only be amended by written instruments signed by us and the holders of warrants exercisable for a majority of the shares of our stock underlying all of the then-outstanding Series A Warrants, Series B Warrants, Series J Warrants, Series C Warrants, and Series D Warrants, respectively.  By amendments to each of the Series A Warrants, Series B Warrants, Series J Warrants, Series C Warrants, and Series D Warrants, the institutional investors have agreed that neither the reductions to the respective warrant exercise prices of the Series J Warrants, Series C Warrants, and Series D Warrants nor the possible exchange of certain of the Series A Warrants, Series B Warrants, and Series D Warrants into a to-be-designated series of our preferred stock would trigger the anti-dilution protections set forth in such warrants.

In addition, the Certificate of Designation of the Relative Rights and Preferences of our Series D Convertible Preferred Stock (the “Series D Certificate of Designation”) and the Certificate of Designation of the Relative Rights and Preferences of our Series D-2 Convertible Preferred Stock of Issuer (the “Series D-2 Certificate of Designation” and, together with the Series D Certificate of Designation, the “Certificates of Designation”) provide for certain anti-dilution protections in favor of the holders of such shares of our preferred stock.  Each of the Certificates of Designation provides that it may be amended with the consent of holders of not less than sixty-six percent (66%) of the then-outstanding shares of Series D Convertible Preferred Stock or Series D-2 Convertible Preferred Stock, as applicable.  Holders of not less than sixty-six percent (66%) of such shares have consented in writing to the amendment to the Certificates of Designation to provide that neither the reductions to the warrant exercise prices of the Series J Warrants, Series C Warrants, and Series D Warrants nor the possible exchange of certain of the Series A Warrants, Series B Warrants, and Series D Warrants into a to-be-designated series of our preferred stock would trigger the anti-dilution protections set forth in the Certificates of Designation.  As a result, on April 25, 2008, we filed amendments to the Certificates of Designation with the Secretary of State of the State of Delaware.

As of the date of this Current Report, five institutional investors have exercised certain of their Series J Warrants at the reduced exercise price and acquired an aggregate of approximately 583,333 shares of our Series D-2 Convertible Preferred Stock for an aggregate of approximately $5.6 million.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

3.8*
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on April 25, 2008

3.9*
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D-2 Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on April 25, 2008

10.55*	Form of Second Amendment to Series J Warrant to Purchase Shares of Preferred Stock of BPO Management Services, Inc.
10.56*	Form of Second Amendment to Series C Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.57*	Form of Second Amendment to Series D Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.58	Reserved
10.59*	Form of Amendment to Series A Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.60*	Form of Amendment to Series B Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.61*	Form of Third Amendment to Series J Warrant to Purchase Shares of Preferred Stock of BPO Management Services, Inc.
10.62*	Form of Third Amendment to Series C Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.63*	Form of Third Amendment to Series D Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
99.1*	Press release, dated April 25, 2008

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2008	BPO MANAGEMENT SERVICES, INC.

	By:	/s/ James Cortens
James Cortens
President

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Exhibit Index

Exhibit	Description of Exhibit

3.8
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on April 25, 2008

3.9
Certificate of Amendment to Certificate of Designation of the Relative Rights and Preferences of the Series D-2 Convertible Preferred Stock of BPO Management Services, Inc., as filed with the Secretary of State of the State of Delaware on April 25, 2008

10.55	Form of Second Amendment to Series J Warrant to Purchase Shares of Preferred Stock of BPO Management Services, Inc.
10.56	Form of Second Amendment to Series C Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.57	Form of Second Amendment to Series D Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.59	Form of Amendment to Series A Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.60	Form of Amendment to Series B Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.61	Form of Third Amendment to Series J Warrant to Purchase Shares of Preferred Stock of BPO Management Services, Inc.
10.62	Form of Third Amendment to Series C Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
10.63	Form of Third Amendment to Series D Warrant to Purchase Shares of Common Stock of BPO Management Services, Inc.
99.1	Press release, dated April 25, 2008